Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder Intermediate Tax/AMT Free Fund, a series of Scudder Tax Free Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



January 31, 2006                   /s/Vincent J. Esposito
                                   ----------------------
                                   Vincent J. Esposito
                                   President
                                   Scudder Intermediate Tax/AMT Free Fund, a
                                   series of Scudder Tax Free Trust





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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Intermediate Tax/AMT Free Fund, a series of Scudder Tax Free Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


January 31, 2006                   /s/Paul Schubert
                                   ----------------------
                                   Paul Schubert
                                   Chief Financial Officer and Treasurer
                                   Scudder Intermediate Tax/AMT Free Fund, a
                                   series of Scudder Tax Free Trust